EXHIBIT 10.2

REVOLVING CREDIT LINE AGREEMENT

Intending to be legally bound by this Revolving Credit Line Agreement ("Agreement"), dated______________, _________________________, an individual, whose mailing address is _______________________________ ________________  (the "Lender") and INFORMATION SYSTEMS ASSOCIATES, INC., a Florida corporation, whose mailing address is 819 SW Federal Hwy, Suite 206, Stuart, FL 34994 (the "Borrower") agree as follows:

                              I. Revolving Credit

1.1      In General. Subject to the terms of this Agreement, the lender hereby establishes a credit facility in favor of the Borrower (the "Credit Facility") under which the Lender will extend credit to the Borrower from time to time until ____________(the "Credit Termination Date"), by way of Loans pursuant to Section 1.2 hereof.  Each extension of credit shall be in such amount as the Borrower may request, but the aggregate principal amount of all extensions of credit at any one time outstanding shall not exceed $_________ (the "Commitment"). At the discretion of the lender, the Borrower may obtain credit, repay without penalty and obtain further credit as provided for under this Agreement, from the date hereof until the Credit Termination Date, in either the full amount of the Commitment or any lesser sum.

1.2      Drawings. The Borrower may draw on the Commitment in the following manner(s): By obtaining a cash advance (each such cash advance herein referred to as a "Loan").

1.3      Purpose. The proceeds of the Loans and other extensions of credit under the Credit Facility shall be used exclusively for purchase order financing or other working capital purposes approved in advance.

1.4      Security. The Credit Facility and Loans and other extensions of credit shall be secured by all receivables not otherwise pledged or encumbered.

1.5      Requests for Loans or Credit. In respect of each Loan and each other extension of credit, the Borrower shall give to the Lender at least one Business Day's telephonic notice of the Borrower's request therefor (in each case confirmed prior to disbursement of the Loan or other extension of credit by a written "Notice of Borrowing" in the form of Exhibit A attached hereto).

1.6      Interest; Repayment of Loans and Credit.

         (a)    Interest Rate. Borrower agrees to pay interest on the outstanding principal balance of each Loan at a fixed rate of ____% per month calculated on the daily amount outstanding. Interest shall be computed on the basis of the actual number of days elapsed between payments and on the basis of a 365-day year (or, in leap years, on the basis of a 366-day year). The daily rate will be calculated by dividing the monthly rate times the number of months and dividing by the actual number of days in a year which for the purposes of this agreement is 366. In no event shall the Borrower be obligated to pay any amount under this Agreement that exceeds the maximum amount allowable by law. If any sum is collected in excess of the applicable maximum amount allowable by law, the excess collected shall, at the Lender's discretion, be applied to reduce the principal balance of the Loans or returned to the Borrower.

         (b)      Repayment of Loans.

                  (1)      Payment Schedule.

                           The Borrower agrees to make monthly payments to the Lender of all accrued interest on the outstanding principal balance of each Loan on the first day of each month during the term of this Agreement.

                  (2)     Currency, Place and Dates of Payments. Payments shall be made in United States money at the Lender's address stated above, or at such other place as the Lender shall have designated by written notice to the Borrower. Any payment due on a day that is not a Business Day shall be made on the next succeeding Business Day and the extension of time shall be included in the computation of interest.

                  (3)   Evidence of Making and Repayment of Loans. The Lender’s records evidencing the date of disbursement and principal amount of each Loan and the amounts of all repayments of principal and payments of interest on each Loan shall constitute prima facie evidence of the making and repayment of such Loans and of the payment of such interest. However, Lender's making of erroneous notations in its records shall not affect the Borrower's obligation to repay the outstanding balance of principal under a Loan, and accrued interest thereon, as provided in this Agreement.

1.7    Evidence of Indebtedness; Loan Documents. The Credit Facility is or is to be evidenced and/or secured by this Agreement, a Master Note in the form attached as Exhibit B and all such other documents as the Lender may require from time to time to effectuate the intent of this Agreement, together with all renewals, extensions and modifications thereto (collectively the "Loan Documents").

1.8    Borrower's Obligations. The Borrower's obligations to pay, observe, and perform all indebtedness, liabilities, covenants and other obligations on the part of the Borrower to be paid, observed and performed under this Agreement and the remainder of the Loan Documents are herein collectively called the "Obligations".

                           II. Conditions of Lending

2.1    First Loan or Other Extension of Credit. The obligation of the Lender to make the first Loan or other extension of credit under this Agreement is subject to the satisfaction of all of the following conditions on or before the date on which the Lender shall grant such Loan or other extension of credit (the "Closing Date"):

         (a)    Documents Required for Closing. The Lender shall have received, in each case in form and substance satisfactory to the Lender, such fully executed originals or certified copies as the Lender may have requested of each of the following, in each case as amended through the Closing Date:

                  (1)      Loan Documents. All of the Loan Documents.

                  (2)      Consents. Evidence that all parties to the Loan (except the Lender) have obtained all necessary and appropriate authority, approvals and consents to execute and deliver the Loan Documents.

                  (3)     Organizational Documents. If any party to the Loan Documents (except the Lender) is a corporation, partnership, trust, association or other recognized legal entity other than a natural person (a "Legal

                           Entity"), all instruments pursuant to which such Legal Entity was organized and by which its internal affairs are governed and, if requested by the Lender, a Certificate of Good Standing, evidencing such Legal Entity's good standing and authority to conduct its business in the jurisdiction(s) in which it conducts its business.

                  (4)    Insurance. Evidence of the Borrower's compliance with the provisions stated below in Section 4.6.

         (b)      Certain Other Events. On the Closing Date:

                  (1)   The representations and warranties contained in III shall be true.

                  (2)   No event shall have occurred and be continuing that (i) constitutes an Event of Default, or (ii) with the giving of notice or passage of time, or both, would constitute an Event of Default.

                  (3)     No material adverse change shall have occurred in the financial condition of the Borrower or any Guarantor since the date of the most recent of the Borrower's and Guarantor's financial statements available to the Lender.

2.2      Subsequent Loans or Extensions of Credit. The obligation of the Lender to make the second or any subsequent Loan or other extension of credit is subject to (i) the prior satisfaction of all conditions stated above in Section 2.1, (ii) the satisfaction as of the date of such subsequent Loan or other extension of credit of the conditions stated above in Sections 2.1(b)(2) through 2.1(b)(3) of this Agreement, and (iii) the delivery to the Lender of such additional Loan Documents as may have been reasonably requested by the Lender in respect to such subsequent Loan or other extension of credit.  Any subsequent loans or extensions of credit are at the sole discretion of the lender.

                      III. Representations and Warranties

To induce the Lender to make the Commitment available to the Borrower, the Borrower makes the following representations and warranties to the Lender, which representations and warranties shall survive the execution of this Agreement and continue so long as the Borrower is indebted to the Lender under the Loan Documents, and until payment in full of the Credit Facility:

3.1      Organization. The Borrower, if it is a Legal Entity, as well as each Legal Entity comprising the Borrower, is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has the lawful power to own its properties and to engage in the business it conducts.

3.2      No Breach. The execution and performance of the Loan Documents will not immediately, or with the passage of time or the giving of notice, or both:

                  (1)      Violate any law or result in a default under any contract, agreement, or instrument to which the Borrower is a party or by which the Borrower or its property is bound; or

                  (2)    Result in the creation or imposition of any security interest in, or lien or encumbrance on, any of the assets of the Borrower, except in favor of the Lender.

3.3      Authorization. The Borrower has the power and authority to incur and perform the Obligations, and, if the Borrower is a Legal Entity, the Borrower has taken all corporate, partnership, or other action necessary to authorize the execution and delivery of the Loan Documents and its incurring of the Obligations.

3.4      Validity. This Agreement is, and the remainder of the Loan Documents when delivered will be, legal, valid, binding, and enforceable in accordance with their respective terms.

3.5      Financial Statements. All financial statements heretofore given by the Borrower to the Lender, including any schedules and notes pertaining thereto, were prepared in accordance with generally accepted accounting principles, consistently applied, ("GAAP") and fully and fairly present the financial condition of the Borrower at the dates thereof and the results of operations for the periods covered thereby, and as of the date of this Agreement there have been no material adverse changes in the financial condition or business of the Borrower from the date of the most recent financial statements given to the Lender.

3.6      Taxes. Except as otherwise permitted by this Agreement, the Borrower has filed all tax returns it was required by law to have filed prior to the date of this Agreement, has paid or caused to be paid all taxes, assessments, and other governmental charges that were due and payable prior to the date of this Agreement, and has made adequate provision for the payment of such taxes, assessments, or other charges accruing but not yet payable, and the Borrower has no knowledge of any deficiency or additional assessment in a materially important amount in connection with any taxes, assessments, or charges not provided for on its books.

3.7      Compliance with Law. Except to the extent that the failure to comply would not materially interfere with the conduct of the business of the Borrower, the Borrower has complied with all applicable laws in respect of: (1) restrictions, specifications, or other requirements pertaining to products that the Borrower sells or to the services it performs; and (2) the conduct of its business.

3.8      Statements and Omissions. No representation or warranty by the Borrower contained in this Agreement or in any certificate or other document furnished by the Borrower pursuant to this Agreement contains any untrue statement of material fact or omits to state a material fact necessary to make such representation or warranty not misleading in light of the circumstances under which it was made.

3.9      No Pending Actions. There is no pending or threatened litigation affecting the Borrower or any Collateral that may have a material adverse effect on the business of the Borrower or the Collateral.

                           IV. Affirmative Covenants

For so long as the Commitment or any of the Obligations remains outstanding, the Borrower will, unless otherwise permitted by the Lender in writing:

4.1      Payments. Punctually pay when due all sums which may be due under the Loan Documents.

4.2      Accounting Records. Maintain accurate and proper accounting records and books in accordance with GAAP, and provide the Lender with access to such books and accounting records at the Lender's request during the Lender's normal business hours.

4.3      Financial Reporting. Furnish the Lender with financial reports, certified as true and correct by the Borrower's chief financial officer, in reasonable detail and form approved by the Lender, as follows:

         (a)      Not later than 90 days after and as of the end of each fiscal year a financial statement of the Borrower, audited by a firm of independent certified public accountants acceptable to the Lender, which financial statements shall include a balance sheet  and statements of income and cash flow, all prepared in  accordance with GAAP;

         (b)      Not later than 45 days after and as of the end of each fiscal quarter Borrower's Form 10-Q pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934;

         (c)      From time to time such other information as the Lender may reasonably request.

4.4      Existence. If the Borrower is a Legal Entity, preserve and maintain the Borrower's legal existence and timely file all necessary and appropriate documents and exhibits and pay all appropriate fees and charges in connection therewith.

4.5      Observance of Laws. Conduct the Borrower's business activities in an efficient and regular manner and comply with all requirements of all applicable state, federal and local laws, rules and regulations.

4.6      Insurance. Maintain and keep in force insurance of the types and in such amounts as are satisfactory to the Lender, and in no event less than amounts customarily carried in lines of business similar to the Borrower's, including but not limited to, property and casualty, commercial general liability and workers' compensation insurance, and provide the Lender with a schedule or schedules or certificates of insurance from time to time setting forth all insurance then in effect along with copies of all such policies.

4.7      Facilities. Keep all of the Borrower's property and business premises in a good state of repair and condition, make all necessary repairs, renewals and replacements thereto from time to time so that such property and business premises shall be fully and efficiently preserved and maintained, keep such property and business premises free and clear of all liens, charges or encumbrances except those consented to by the Lender in writing and permit the Lender's authorized representatives to make reasonable inspections of the Borrower's property and business premises.

4.8      Taxes and Other Liabilities. Pay and discharge when due all of the Borrower's indebtedness, obligations, assessments and taxes, except such as the Borrower may in good faith contest or as to which a bona fide dispute may exist, provided that the Borrower has provided evidence satisfactory to the Lender regarding the Borrower's ability to pay the disputed items in the event they are determined to be justly due.

4.9     Notice to the Lender. Promptly give notice to the Lender of (a) the occurrence of any Event of Default, (b) any change in the name or organizational structure of the Borrower, (c) any uninsured loss through fire, theft, liability or property damage exceeding $50,000.00, (d) any pending or threatened litigation affecting the Borrower or any

Collateral involving an amount exceeding $50,000.00, (e) any event which could have a material adverse effect on the ability of the Borrower to continue its business operations in the ordinary course, (f) any change in the Borrower's principal place of business, and (g) any change in the location of any Collateral.

4.10 Hazardous Materials. Abide at all times by all applicable hazardous laws, rules and regulations and immediately notify the Lender of any claim or threatened claim affecting any property owned, leased or occupied by the Borrower.

                             V. Negative Covenants

For so long as the Commitment or any of the Obligations remains outstanding, the Borrower will not, without the prior written consent of the Lender:

5.1      Use of Funds. Use any of the proceeds of the Commitment for any purpose except as set forth in Section 1.3 of this Agreement.

5.2      Merger, Consolidation, Sale of Stock or Assets. Merge into or consolidate with any Legal Entity, acquire or establish any operating subsidiaries or acquire all or substantially all of the capital stock or assets of any other legal entity, or (unless the Borrower is a publicly-held Legal Entity) sell, or permit to be sold, assigned, pledged or transferred, any interest in the Borrower or legal entities comprising the Borrower or any of its operating subsidiaries; or sell, assign, transfer, pledge, mortgage, or otherwise dispose of all or substantially all of the major assets of the Borrower, except in the ordinary course of its business.

5.3      Business. Materially change the character of the Borrower's current business, or engage in any type of business other than the Borrower's current business.

                       VI. The Lender's Rights Upon Default

6.1      Events of Default. Each of the following events is an "Event of Default" under this Agreement:

         (a)      The Borrower's failure to pay when due any sum payable to the Lender under the Loan Documents or under any other agreement or note between the Lender and the Borrower, whether now existing or hereafter executed;

         (b)      The Borrower's failure to perform or observe any other obligation of the Borrower to the Lender (including, without limitation, all obligations undertaken in any of the Loan Documents);

         (c)      The dissolution or insolvency of the Borrower;

         (d)      The commencement of any proceeding or the taking of any act by or against the Borrower for any relief under bankruptcy, insolvency or similar laws for the protection of debtors, or for the appointment of a receiver of the business or assets of the Borrower or the Borrower's inability (or admission ofinability) to pay his, her, or its debts as they become due;

         (e)      Any governmental authority having jurisdiction over the revokes any authorization or permit materially affecting the Borrower's ability to do business;

         (f)       The Borrower defaults in the payment of any material debt owed by the Borrower to any person or entity other than the Lender, if such default permits the acceleration of such debt;

         (g)      Any representation, warranty, or other information made or furnished by the Borrower in respect of the Credit Facility is or shall be untrue or materially misleading;

         (h)      The Lender reasonably believes there has been a material impairment of or decrease in either the Borrower's ability to pay or perform the Obligations or the value of the Collateral or any guaranty given to secure payment of the Obligations;

         (i)       A final judgment (which alone or with other outstanding final judgments) is rendered against the Borrower in an aggregate amount of $100,000 or more, and each such judgment is not  discharged or stayed pending appeal within 30 days after entry of such judgment or is not discharged within 30 days after the expiration of any such stay;

         (j)       Any third party obtains a court order enjoining or prohibiting the Borrower or the Lender from performing any of its respective obligations under the Loan Documents and such order is not discharged within 60 days after its issuance; or

         (k)      The Borrower fails to pay when due any amount relating to any plan governed by the Employee Retirement Income Security Act of 1974, as amended.

6.2      The Lender's Rights. If an Event of Default shall occur and be continuing the Lender shall have, in addition to any and all other rights and remedies, legal or equitable, available to the Lender under any and all of the Loan Documents or at law, the following additional rights and remedies:

         (a)      The absolute right to deny to the Borrower any further Loan or extension of credit (the Lender's obligation to extend any further credit to the Borrower shall immediately terminate);

         (b)      The right, at the option of the Lender, to declare, without notice, the entire principal amount and accrued interest for any Loan or extension of credit outstanding under this Agreement, plus any fees and charges reasonably incurred by the Lender under any of the Loan Documents, immediately due and payable;

                               VII. Miscellaneous

7.1      Further Assurance. From time to time within five Business Days after the Lender's demand, the Borrower will execute and deliver such additional documents and provide such additional information as may be reasonably requested by the Lender to carry out the intent of this Agreement.

7.2      Enforcement and Waiver by the Lender. The Lender shall have the right at all times to enforce the provisions of the Loan Documents, as they may be amended from time to time, in strict accordance with their terms,  notwithstanding any conduct or custom on the part of the Lender in refraining from so doing at any time or times. The failure of the Lender at any time or times to enforce its rights under such provisions, strictly in accordance with the same, shall not be construed as having created a custom in any way or manner contrary to specific provisions of the Loan Documents or as having in any way or manner modified or waived the same. All rights and remedies of the Lender are cumulative and concurrent and the exercise of one right or remedy shall not be deemed a waiver or release of any other right or remedy.

7.3      Expenses of the Lender. The Borrower will, on demand, reimburse to the Lender all reasonable expenses, including reasonable attorneys' fees (including allocated costs of the Lender's in-house counsel), incurred by the Lender in connection with the administration, amendment, modification, workout, or enforcement of the Loan Documents and the collection or attempted collection of the indebtedness evidenced by the Loan Documents, whether or not legal proceedings are commenced.

7.4      Notices. Any notices or consents required or permitted by this Agreement or the remainder of the Loan Documents shall be in writing and shall be deemed delivered if delivered in person or if sent by certified mail, postage prepaid, return receipt requested, or by FAX, at the addresses or FAX numbers noted below, unless such address or FAX number is changed by written notice hereunder:

BORROWER

LENDER

Mr. Joseph Coschera, CEO

ISA, INC.

819 SW Federal Highway

Stuart, Florida  34994

PHONE: (772) 403-2992

FAX:       (772) 403-2994

7.5      Waiver and Release by the Borrower. To the maximum extent permitted by applicable law, the Borrower (and each of them, if more than one):

         (a)      Waives notice and opportunity to be heard, after acceleration of the indebtedness evidenced by the Loan Documents, before exercise by the Lender of the remedy of setoff or of any other remedy or procedure permitted by any applicable law or by any prior agreement with the Borrower, and, except where specifically required by this Agreement or by any applicable law, notice of any other action taken by the Lender;

         (b)      Waives presentment, demand for payment, notice of dishonor,  and any and all other notices or demands in connection with the delivery, acceptance, performance, or enforcement of this, and consents to any extension of time (and even multiple extensions of time for longer than the original term), renewals, releases of any person or organization liable for the payment of the Obligations under this Agreement, and waivers or modifications or other indulgences that may be granted or consented to by the Lender in respect of the Loans and other extensions of credit evidenced by this Agreement;

                    And

         (c)      Releases the Lender and its officers, agents, and employees from all claims for loss or damage caused by any act or omission on the part of any of them except willful misconduct.

7.6      Sales and Participations. The Borrower consents to the Lender's  negotiation, offer, and sale to third parties ("Participants") of the Credit Facility or participating interests in the Credit Facility, to any and all discussions and agreements heretofore or hereafter made between the Lender and any Participant or prospective Participant regarding the interest rate, fees, and other terms and provisions to the Credit Facility, and to the Lender's disclosure to any Participant or prospective Participant, from time to time, of such financial and other information pertaining to the Borrower and the Credit Facility as the Lender and such Participant or prospective Participant may deem appropriate (whether public or non-public, confidential or non-confidential, and including information relating to any insurance required to be carried by the Borrower and any financial or other information bearing on the Borrower's creditworthiness and the value of any Collateral). The Borrower acknowledges that the Lender's disclosure of such information to any Participant or prospective Participant constitutes an ordinary and necessary part of the process of effectuating and servicing the Credit Facility.

7.7      Applicable Law. The laws of the State of Florida shall govern the construction of this Agreement and the rights and remedies of the parties hereto.

7.8      Binding Effect. This Agreement shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and permitted assigns, and shall be binding on the parties hereto and their respective heirs, personal representatives, successors and assigns.

7.9      Merger. This Agreement and the remainder of the Loan Documents constitute the full and complete agreement between the Lender and the Borrower with respect to the Credit Facility, and all prior oral and written agreements, commitments, and undertakings shall be deemed to have been merged into the Loan Documents and such prior oral and written agreements, commitments, and undertakings shall have no further force or effect, except to the extent expressly incorporated in the Loan Documents.

7.10    Amendments; Consents. No amendment, modification, supplement, or waiver of any provision of this Agreement or the other Loan Documents, and no consent to any departure by the Borrower therefrom, may in any event be effective unless in writing signed by the Lender, and then only in the specific instance and for the specific purpose given.

7.11     Assignments.

         (a)      The Borrower shall have no right to assign any of its rights or obligations under the Loan Documents without the prior written consent of the Lender.

         (b)      The Lender may sell participations in the Credit Facility, as contemplated by Section 7.6 above.

.

7.12     Severability. If any provision of any of the Loan Documents shall beheld invalid under any applicable law, such invalidity shall not affect any other provision of the Loan Documents that can be given effect without the invalid provision, and, to this end, the provisions of the Loan Documents are severable.

7.13    Time is of the Essence. Time is of the essence under and in respect of this Agreement.

7.14    Headings. The headings of the various provisions of this Agreement are inserted for convenience of reference only and shall not affect the meaning or construction of any provision.

7.15    Counterparts. This Agreement may be executed in counterparts, each of shall be an original instrument and all of which shall together constitute one and the same agreement.

7.16    Dispute Resolution. Any controversy or claim arising out of or relating to this Agreement or any of the other Loan Documents shall, at the request of either party, be decided by binding arbitration conducted in the State of Florida without a judge or jury, under the auspices of the American Arbitration. The arbitrator will apply any applicable statute of limitations and will determine any controversy concerning whether an issue is suitable for arbitration. Judgment upon the arbitration award may be entered in any court having jurisdiction. The prevailing party will be entitled to recover its reasonable attorneys' fees and costs as determined by the arbitrator. This agreement to arbitrate shall not limit or restrict the right, if any, of any party to exercise before, during or following any arbitration proceeding, with respect to any claim or controversy, self-help remedies such as setoff, to foreclose a mortgage or lien or other security interest in any Collateral judicially or by power of sale, or to obtain provisional or ancillary remedies such as injunctive relief from a court having jurisdiction.

Either party may seek those remedies without waiving its right to submit the controversy or claim in question to arbitration.

                               VIII. Definitions

8.1      Interest Rate shall have the meaning given in Section 1.6.

8.2      Business Day shall have the meaning given in Section 1.6(b)(2).

8.3      Closing Date shall have the meaning given in Section 2.1.

8.4      Commitment shall have the meaning given in Section 1.1.

8.5      Credit Facility shall have the meaning given in Section 1.1.

8.6      Credit Termination Date shall have the meaning given in Section 1.1.

8.7      Event of Default shall have the meaning given in Section 6.1.

8.8      GAAP shall have the meaning given in Section 3.5.

8.9      Legal Entity shall have the meaning given in Section 2.1(a)(3).

8.10     Loan shall have the meaning given in Section 1.2.

8.11     Loan Documents shall have the meaning given in Section 1.8.

8.12     Notice of Borrowing shall have the meaning given in Section 1.5.

8.13     Obligations shall have the meaning given in Section 1.9.

8.14     Participant shall have the meaning given in Section 7.6.

IN WITNESS WHEREOF, the Borrower and the Lender have duly executed this Agreement.

ISA, INC.

_____________________

Borrower

Lender

By: ________________

By: _______________

Title: __________

Lender

EXHIBIT A

Notice of Borrowing

DATE:

____________

TO:

__________________

SUBJECT:   Revolving Credit Line Agreement (the "Agreement") dated________________, between_______________ ___________________ (the "Lender") and ISA, INC. (the "Borrower").

Pursuant to Section 1.5 of the Agreement, the Borrower hereby requests a draw under the Credit Facility and confirms the following instructions therefor (capitalized terms not defined herein shall have the respective meanings assigned in the Agreement):

FORM OF DRAWING - LOAN

           Requested Date:

___________

           Principal Amount:

___________

METHOD OF DRAWING

Wire Transfer

Or

Credit to Borrower's Deposit Account # _____N/A_______ maintained with the Lender.

Wire funds to:

ABA #:

Bank Account Number:

Special Instructions:

Borrower hereby certifies as follows:

         1.       The representations and warranties set forth in Article III of the Agreement are true and correct on and as of the date hereto, provided that the representations and warranties set forth in the first sentence of Section 3.5 of the Agreement shall be deemed to be made with respect to the financial statements most recently delivered to the Lender pursuant to the Agreement.

         2.       As of the date hereof, no event has occurred and is continuing (a) constitutes an Event of Default under the Agreement, or (b) with the giving of notice or passage of time, or both, would constitute an Event of Default. The Borrower has observed and performed all of the Borrower's covenants and other agreements, and satisfied every condition, contained in the Agreement and in the other Loan Documents, to be observed, performed or satisfied by the Borrower.

                                         ISA, INC.

                                         By: ____________________

                                                   Authorized Signatory

                                                                        Borrower

Exhibit B

Master Note

Amount: $__________

Location: ___________

Date: __________

The undersigned ("Borrower") promises to pay to the order of ________________ ("Lender") the principal amount of $___________or so much thereof as shall have been disbursed by the Lender and may remain outstanding, together with interest on outstanding balances of principal in accordance with and under the terms of that certain Revolving Credit Line Agreement of even date, between Lender and Borrower, relating to the Credit Facility therein described.

                                          ISA, INC.

                                          By:  _______________

                                                  Title: _______